For period ending   March 31, 2008  Exhibit 77(a) and (c)

File number 811-02319

Item 77C(a) and (c): Registrant incorporates by reference Registrant's Proxy Statement dated November 16, 2007, filed November 16, 2007 (Accession No. 000093041307008806).